                               SEQUOIA Fund, Inc.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES
The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to June 30, 2000. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                 VALUE OF     VALUE OF      VALUE OF
                                 INITIAL     CUMULATIVE    CUMULATIVE     TOTAL
                                 $10,000    CAPITAL GAINS  REINVESTED  VALUE OF
PERIOD ENDED:                   INVESTMENT  DISTRIBUTIONS  DIVIDENDS     SHARES
-------------                   ----------  -------------  ---------     ------
July 15, 1970...............   $ 10,000     $     --      $     --   $   10,000
May 31, 1971................     11,750           --           184       11,934
May 31, 1972................     12,350          706           451       13,507
May 31, 1973................      9,540        1,118           584       11,242
May 31, 1974................      7,530        1,696           787       10,013
May 31, 1975................      9,490        2,137         1,698       13,325
May 31, 1976................     12,030        2,709         2,654       17,393
May 31, 1977................     15,400        3,468         3,958       22,826
Dec. 31, 1977...............     18,420        4,617         5,020       28,057
Dec. 31, 1978...............     22,270        5,872         6,629       34,771
Dec. 31, 1979...............     24,300        6,481         8,180       38,961
Dec. 31, 1980...............     25,040        8,848        10,006       43,894
Dec. 31, 1981...............     27,170       13,140        13,019       53,329
Dec. 31, 1982...............     31,960       18,450        19,510       69,920
Dec. 31, 1983...............     37,110       24,919        26,986       89,015
Dec. 31, 1984...............     39,260       33,627        32,594      105,481
Dec. 31, 1985...............     44,010       49,611        41,354      134,975
Dec. 31, 1986...............     39,290       71,954        41,783      153,027
Dec. 31, 1987...............     38,430       76,911        49,020      164,361
Dec. 31, 1988...............     38,810       87,760        55,946      182,516
Dec. 31, 1989...............     46,860      112,979        73,614      233,453
Dec. 31, 1990...............     41,940      110,013        72,633      224,586
Dec. 31, 1991...............     53,310      160,835       100,281      314,426
Dec. 31, 1992...............     56,660      174,775       112,428      343,863
Dec. 31, 1993...............     54,840      213,397       112,682      380,919
Dec. 31, 1994...............     55,590      220,943       117,100      393,633
Dec. 31, 1995...............     78,130      311,266       167,129      556,525
Dec. 31, 1996...............     88,440      397,099       191,967      677,506
Dec. 31, 1997...............    125,630      570,917       273,653      970,200
Dec. 31, 1998...............    160,700      798,314       353,183    1,312,197
Dec. 31, 1999...............    127,270      680,866       286,989    1,095,125
June 30, 2000...............    123,600      661,313       282,339    1,067,252

The total amount of capital gains distributions accepted in shares was $329,005, the total amount of dividends reinvested was $95,580.
No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

TO THE SHAREHOLDERS OF
SEQUOIA FUND, INC.

Dear Shareholder:

    Sequoia Fund's results for the second quarter of 2000 are shown below with comparable results for the leading market indexes:

                                        Sequoia       Dow Jones     Standard &
                                         Fund        Industrials    Poor's 500
To June 30, 2000                         ----        -----------    ----------
3 months                                 -2.6%          -4.0%          -2.7%
6 months                                 -2.6           -8.4           -0.4

    The first six months of 2000 were certainly a bizarre period for the shareholders and management of the Sequoia Fund. From January 1st to March 10th of 2000, the Fund declined by 18%, while the technology-laden NASDAQ rose 24%. However, from March 10th through the date of this letter, Sequoia rebounded by 29%, while the NASDAQ declined by 26%. In our 30-year history, this is far and away the most dramatic divergence between Sequoia and such a large sector of the market over such a short period of time. Today, most of our holdings have returned to what we believe are more sensible levels. Lo and behold, as we write this letter, the Fund is up 4.9% year-to-date. This compares to the S&P at +0.1%, the Dow at -4.3% and the NASDAQ at -7.5%.

    The Fund is currently in a conservative posture, with about 30% of our investments in two-year Treasuries yielding about 6 1/4%. This is certainly not the first time we have held a sizeable cash reserve for future investments. Indeed, we held large cash reserves during much of the 1980s and the early 1990s. Over the years we have found that investment patience is eventually rewarded. At year-end 1993, for example, about one third of our assets were in Treasuries and cash. This allowed us to make an aggressive move into financial services stocks in 1994 when they became very attractively priced. These positions were strong contributors to the Fund's performance in the latter half of the 1990s.

    Our current conservative posture is in no way an attempt to time the market. It is simply the result of our usual stock-by-stock evaluation that has led us to be sellers more often than buyers during the past several quarters. After a bull market of unprecedented duration, stock market investors increasingly demand that their funds remain fully invested in equities regardless of market opportunities. In this environment, it is perhaps ironic (and certainly little remarked) that, so far in 2000, cash has outperformed all the major stock market indexes.

    We believe the recipe for delivering superior long-term performance requires equal parts of picking the right stocks and avoiding the wrong ones. We were not even tempted to join the recent speculative frenzy in the dot.com sector. But avoiding other, more subtle value traps is also critical, as well as more analytically taxing. Today's volatile and multi-tiered market offers us a variety of possible strategies for new investments.

    Searching among the "old economy" stocks, we have identified and studied a number of companies with fine historical track records selling at apparently modest valuations. We have not infrequently concluded that, due to product maturity, technological change or other competitive factors, these companies are unlikely to sustain their enviable track records. As a result, their current stock prices may appropriately reflect limited prospects for growth in value over the long term. However, we have also identified companies with very low price/earnings multiples, limited growth prospects (but also minimal downside), earnings that are mostly cash, and the ability and willingness to return this cash to shareholders through dividends or share repurchases. While these companies may not be glamorous, the mathematics of their current valuations can provide very attractive returns over time.

    Our large cash reserve may permit us to capitalize on other occasionally dysfunctional aspects of the current market environment. Investors often dump the shares of a company or an entire industry sector indiscriminately based on fears of an economic slowdown or in the wake of a strong company's shortfall, however modest, from analysts' expectations. This can create potential buying opportunities, although in any number of cases, even after severe price declines, we have found these to be surprisingly marginal rather than compelling opportunities, and often of very brief duration. Nevertheless, this price volatility has permitted us to establish some new positions over the past several quarters.

    We do not normally provide you with an early estimate of Sequoia's year-end capital gains distribution. However, due to the magnitude of this distribution in 2000, we felt we should alert our tax-paying shareholders that it is likely to be in excess of $20 per share, payable in December. At the 20% federal tax rate on long-term capital gains, the federal tax due on a $20 capital gains distribution, for example, would be $4.00 per share. We recommend that you keep this in mind for your tax planning.

    In closing, we highly recommend to our shareholders who are interested in the general investment scene that you add PIONEERING PORTFOLIO MANAGEMENT by David F. Swensen to your summer reading list. Swensen, Chief Investment Officer at Yale University, provides a thoughtful and provocative overview of the investment management process.

                                   Sincerely,

 /s/ Carley Cuniff                                 /s/ Richard T. Cuniff
Carley Cunniff                                     Richard T. Cunniff

/s/ Robert D. Goldfarb                             /s/ William J. Ruane
Robert D. Goldfarb                                 William J. Ruane

August 10, 2000

                               SEQUOIA FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS (66.11%)

                                                                     VALUE
   SHARES                                             COST          (NOTE 1)
   ------                                        --------------  --------------
              BANK HOLDING COMPANIES (13.71%)
   5,958,662  Fifth Third Bancorp..............  $   89,279,910  $  376,885,372
              Mercantile Bankshares
     249,700  Corporation......................       2,610,505       7,444,181
   1,145,900  National Commerce Bancorp........       7,110,847      18,406,019
   3,799,700  U.S. Bancorp.....................      48,179,594      73,144,225
                                                 --------------  --------------
                                                    147,180,856     475,879,797
                                                 --------------  --------------
              DIVERSIFIED COMPANIES (31.26%)
              Berkshire Hathaway Inc.
      20,175  Class A*.........................     160,993,354   1,085,415,000
                                                 --------------  --------------
              HOME FURNISHINGS (1.46%)
   2,115,500  Ethan Allen Interiors Inc.+......      53,478,605      50,772,000
                                                 --------------  --------------
              INSURANCE (8.10%)
   3,800,900  Progressive Corporation+.........     129,150,484     281,266,600
                                                 --------------  --------------
              INDUSTRIAL AND COMMERCIAL MACHINERY (2.53%)
   2,163,400  Dover Corporation................      72,424,416      87,752,913
                                                 --------------  --------------
              MANUFACTURING-MOTORCYCLES (1.32%)
   1,191,850  Harley Davidson, Inc.............       7,824,981      45,886,225
                                                 --------------  --------------
              PERSONAL CREDIT (2.00%)
   1,667,200  Household International, Inc.....      21,044,799      69,293,000
                                                 --------------  --------------
              SERVICES (3.90%)
   3,344,600  Freddie Mac......................      13,263,099     135,456,300
                                                 --------------  --------------
              Miscellaneous Securities (1.83%).      63,842,533      63,696,212
                                                 --------------  --------------
              TOTAL COMMON STOCKS..............     669,203,127   2,295,418,047
                                                 --------------  --------------
 PRINCIPAL
   AMOUNT
   ------
              U.S. GOVERNMENT OBLIGATIONS
                (33.89%)
              U.S. Treasury Bills due 7/06/00
$ 42,000,000  through 8/17/00..................      41,776,181      41,776,181
              U.S. Treasury Notes, 5 1/2% due
 242,000,000  08/31/01.........................     241,375,418     239,428,750
              U.S. Treasury Notes, 6 1/8% due
 763,500,000  12/31/01.........................     760,055,090     760,159,687
              U.S. Treasury Notes, 6 3/8% due
 135,500,000  01/31/02.........................     134,864,463     135,351,797
                                                 --------------  --------------
              TOTAL U.S. GOVERNMENT
                OBLIGATIONS....................   1,178,071,152   1,176,716,415
                                                 --------------  --------------
              TOTAL INVESTMENTS (100%)++.......  $1,847,274,279  $3,472,134,462
                                                 ==============  ==============

-------------------

 ++  The cost for federal income tax purposes is identical.
  *  Non-income producing.
  +  Refer to Note 6.

   The accompanying notes form an integral part of these Financial Statements

                               SEQUOIA FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

ASSETS:

Investments in securities, at value (cost
  $1,847,274,279) (Note 1)........................  $3,472,134,462
Cash on deposit with custodian....................        399,136
Receivable for investment securities sold.........     15,011,547
Receivable for capital stock sold.................        320,476
Dividends and interest receivable.................     10,270,841
Other assets......................................         24,946
                                                    -------------
  Total assets....................................  3,498,161,408
                                                    =============

LIABILITIES:

Payable for capital stock repurchased.............        260,418
Accrued investment advisory fee...................      3,161,349
Accrued other expenses............................         88,066
                                                    -------------
  Total liabilities...............................      3,509,833
                                                    -------------
Net assets applicable to 28,274,033 shares of
  capital stock outstanding (Note 4)..............  $3,494,651,575
                                                    =============
Net asset value, offering price and redemption
  price per share.................................        $123.60
                                                    =============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
  Income:
    Dividends:
      Unaffiliated companies......................  $  9,472,261
      Affiliated companies (Note 6)...............       494,117
    Interest......................................    28,624,881
                                                    ------------
  Total income....................................    38,591,259
                                                    ------------
  Expenses:
    Investment advisory fee (Note 2)..............    17,991,351
    Legal and auditing fees.......................        42,808
    Stockholder servicing agent fees..............       193,641
    Custodian fees................................        40,000
    Directors fees and expenses (Note 5)..........        97,538
    Other.........................................        84,162
                                                    ------------
  Total expenses..................................    18,449,500
  Less expenses reimbursed by Investment Adviser
    (Note 2)......................................       383,000
                                                    ------------
  Net expenses....................................    18,066,500
                                                    ------------
  Net investment income...........................    20,524,759
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on investments:
    Unaffiliated companies........................   630,629,484
                                                    ------------
  Net realized gain on investments................   630,629,484
  Net decrease in unrealized appreciation on:
    Investments...................................  (764,759,790)
                                                    ------------
  Net realized and unrealized (loss) on
    investments...................................  (134,130,306)
                                                    ------------
Decrease in net assets from operations............  $(113,605,547)
                                                    ============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS
                                              ENDED            YEAR
                                             6/30/00          ENDED
                                           (UNAUDITED)       12/31/99
                                          --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income...............  $   20,524,759  $   25,437,067
    Net realized gain...................     630,629,484     146,273,356
    Net (decrease) in unrealized
      appreciation......................    (764,759,790)   (969,232,109)
                                          --------------  --------------
      Net (decrease) in net assets from
        operations......................    (113,605,547)   (797,521,686)
  Distributions to shareholders from:
    Net investment income...............     (12,811,957)    (26,006,104)
    Net realized gains..................        (284,685)   (204,435,454)
    Capital share transactions
      (Note 4)..........................    (275,529,572)    (77,044,856)
                                          --------------  --------------
      Total (decrease)..................    (402,231,761) (1,105,008,100)

NET ASSETS:
  Beginning of period...................   3,896,883,336   5,001,891,436
                                          --------------  --------------
  End of period.........................  $3,494,651,575  $3,896,883,336
                                          ==============  ==============

NET ASSETS CONSIST OF:
  Capital (par value and paid in
    surplus)............................  $1,275,454,512  $1,506,881,082
  Undistributed net investment income...       7,892,195         179,393
  Undistributed net realized gains
    (Note 3)............................     586,444,685         202,888
  Unrealized appreciation...............   1,624,860,183   2,389,619,973
                                          --------------  --------------
    Total Net Assets....................  $3,494,651,575  $3,896,883,336
                                          ==============  ==============

   The accompanying notes form an integral part of these Financial Statements

                               SEQUOIA FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment Adviser) provides the Fund with investment advice, administrative services and facilities.

   Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1 1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the six months ended June 30, 2000 and the Investment Adviser reimbursed the Fund $383,000.

    For the six months ended June 30, 2000, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $17,991,351 and brokerage commissions of $844,288 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the six months ended June 30, 2000.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the six months ended June 30, 2000 were $112,425,607 and $734,616,740, respectively. Included in proceeds of sales is $57,679,644 representing the value of securities disposed of in payment of redemptions in-kind resulting in realized gains of $44,103,002. As a result of the redemptions in-kind, net realized gains differ for financial statements and tax purposes. These realized gains have been reclassified from undistributed realized gains to paid in surplus in the accompanying financial statements.

    At June 30, 2000 the aggregate gross unrealized appreciation and depreciation of securities were $1,637,151,367 and $12,291,184, respectively.

NOTE 4--CAPITAL STOCK:

    At June 30, 2000 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                        2000                      1999
                             -------------------------  -----------------------
                               SHARES       AMOUNT       SHARES       AMOUNT
                             ----------  -------------  ---------  ------------
Shares sold................     362,887  $  44,802,729  1,202,565  $176,388,982
Shares issued to stockholders
  on reinvestment of:
  Net investment income....      66,535      8,782,617    145,003    18,304,561
  Net realized gains on
    Investments............       1,900        250,835  1,296,655   184,338,802
                             ----------  -------------  ---------  ------------
                                431,322     53,836,181  2,644,223   379,032,345
Shares repurchased.........   2,775,925    329,365,753  3,151,477   456,077,201
                             ----------  -------------  ---------  ------------
Net (decrease)............. (2,344,603) $(275,529,572)  (507,254) $(77,044,856)
                             ==========  =============  =========  ============

NOTE 5--DIRECTORS FEES AND EXPENSES:

   Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the six months ended June 30, 2000 was $97,538.

NOTE 6--AFFILIATED COMPANIES:

   Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at June 30, 2000 aggregated $332,038,600 and $182,629,089, respectively. The summary of transactions for each affiliate during the period of their affiliation for the six months ended June 30, 2000 is provided below:

                            PURCHASES            SALES
                      ----------------------  ------------  REALIZED  DIVIDEND
AFFILIATE              SHARES       COST      SHARES  COST    GAIN     INCOME
---------             ---------  -----------  ------  ----  --------  ---------
Progressive
  Corporation.......         --           --     --     --      --    $494,117
Ethan Allen Interiors 2,115,500  $53,478,605     --     --      --          --
                                                                      --------
                                                                      $494,117
                                                                      ========

NOTE 7--The interim financial statements have not been examined by the Fund's independent accountants and accordingly they do not express an opinion thereon.

NOTE 8--FINANCIAL HIGHLIGHTS:

                     SIX
                     MONTHS
                     ENDED
                     JUNE 30,              YEAR ENDED DECEMBER 31,
                     --------  ------------------------------------------------
                         2000      1999      1998      1997      1996      1995
                     --------  --------  --------  --------  --------  --------
Per Share Operating
  Performance (for a
  share outstanding
  throughout the period)
Net asset value,
  beginning of Period$ 127.27  $ 160.70  $ 125.63  $  88.44  $  78.13  $  55.59
                     --------  --------  --------  --------  --------  --------
Income from investment
  operations:
Net investment income.   0.72      0.84      0.39      0.08      0.38      0.31
Net realized and
  unrealized gains
  (losses) on
  investments.......    (3.93)   (26.83)    43.07     38.10     16.41     22.62
                     --------  --------  --------  --------  --------  --------
    Total from investment
      operations.....   (3.21)   (25.99)    43.46     38.18     16.79     22.93
                     --------  --------  --------  --------  --------  --------
Less distributions:
Dividends from net
  investment income..  (0.45)    (0.85)    (0.37)    (0.08)    (0.38)    (0.31)
Distributions from net
  realized gains.....  (0.01)    (6.59)    (8.02)    (0.91)    (6.10)    (0.08)
                    --------  --------  --------  --------  --------  --------
    Total
      distributions... (0.46)    (7.44)    (8.39)    (0.99)    (6.48)    (0.39)
                    --------  --------  --------  --------  --------  --------
Net asset value, end of
  period..........  $ 123.60  $ 127.27  $ 160.70  $ 125.63  $  88.44  $  78.13
                    ========  ========  ========  ========  ========  ========
Total Return......    -2.6%+   -16.5%     35.3%     43.2%     21.7%     41.4%
Ratios/Supplemental data
Net assets, end of period
  (in millions)...  $3,494.7  $3,896.9  $5,001.9  $3,672.6  $2,581.0  $2,185.5
Ratio to average net
  assets:
  Expenses........      1.0%*     1.0%      1.0%      1.0%      1.0%      1.0%
  Net investment
    income........      1.1%*     0.6%      0.3%      0.1%      0.4%      0.5%
Portfolio turnover
  rate............       52%*      12%       21%        8%       23%       15%

-------------------

  +  Not annualized
  *  Annualized

                         SEQUOIA FUND, INC.
                         767 FIFTH AVENUE, SUITE 4701
                         NEW YORK, NEW YORK 10153-4798
                         WEBSITE: www.sequoiafund.com

                         DIRECTORS
                           William J. Ruane
                           Richard T. Cunniff
                           Robert D. Goldfarb
                           Carol L. Cunniff
                           John M. Harding
                           Francis P. Matthews
                           C. William Neuhauser
                           Robert L. Swiggett
                           Roger Lowenstein

   OFFICERS

   William J. Ruane
   Richard T. Cunniff
   Robert D. Goldfarb
   Carol L. Cunniff
   Joseph Quinones, Jr.

   William J. Ruane     -- CHAIRMAN OF THE BOARD
   Richard T. Cunniff   -- VICE CHAIRMAN
   Robert D. Goldfarb   -- PRESIDENT
   Carol L. Cunniff     -- EXECUTIVE VICE PRESIDENT
   Joseph Quinones, Jr. -- VICE PRESIDENT, SECRETARY & TREASURER

   INVESTMENT ADVISER & DISTRIBUTOR
   Ruane, Cunniff & Co., Inc.
   767 Fifth Avenue, Suite 4701
   New York, New York 10153-4798

   CUSTODIAN
   The Bank of New York
   MF Custody Administration Department
   100 Church Street, 10th Floor
   New York, New York 10286

   REGISTRAR AND SHAREHOLDER SERVICING AGENT
   DST Systems, Inc.
   P.O. Box 219477
   Kansas City, Missouri 64121

   LEGAL COUNSEL
   Seward & Kissel
   One Battery Park Plaza
   New York, New York 10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.